SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          25-Apr-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware            333-49820-08          13-3320910
(State or Other     (Commission           (I.R.S. Employer
Jurisdiction        File Number)          Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                   10010
        (Address of Principal              (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code    (212) 325-2000


Item 5. Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated         25-Apr-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:        NONE

D.      Item 2: Changes in Securities:    NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                         Principal   Remaining
Class     Balance    Principal  Interest      Loss      Balance
I-A-1       97134626    1319556     566619           0    95815070
I-A-2        6000000          0      35000           0     6000000
I-A-3        6927000          0      40408           0     6927000
I-A-4       13349000          0      77869           0    13349000
I-A-5        1959000          0      11428           0     1959000
I-A-6        2011000          0      11731           0     2011000
I-A-7        1489000          0       8686           0     1489000
I-A-8        1364000          0       7957           0     1364000
I-A-9       42361242N/A             103478           0    41913482
I-A-10      42361242     447760     214231           0    41913482
I-A-11       1050000          0          0           0     1057875
I-A-12       5987758      60674N/A                   0     5927084
II-A-1      60000000    2249363     304435           0    57750637
II-A-2      60000000N/A             120565           0    57750637
II-A-3       3120125          0          0           0     3142226
II-A-4       3628649     128041N/A                   0     3500608
II-A-5      56625259    1998084     401096           0    54627175
III-A-1     61284324    2869959     383027           0    58414365
III-A-2      6809000          0      42783           0     6809000
I-X-1        4413286N/A              26664           0     4358272
I-X-2         391199N/A               2363           0      390921
II-X          269728N/A               1854           0      269573
III-X         291144N/A               1829           0      290970
II-P           49869         28          0           0       49841
III-P         155143        113          0           0      155030
B-1          4950700       3016      31502           0     4947684
B-2          2094500       1276      13328           0     2093224
B-3           952100        580       6058           0      951520
B-4           380800        232       2423           0      380568
B-5           571300        348       3635           0      570952
B-6           571244        348       3635           0      570896
A-R              100        100          1           0           0
TOTAL:     380825739    9079478    2422603           0   371776237

         Beginning
        Current PrinPrincipal              Remaining
Class      Amount   Distributio Interest    Balance
I-A-1     1000.00000   13.58482    5.83333   986.41518
I-A-2     1000.00000    0.00000    5.83333  1000.00000
I-A-3     1000.00000    0.00000    5.83333  1000.00000
I-A-4     1000.00000    0.00000    5.83333  1000.00000
I-A-5     1000.00000    0.00000    5.83333  1000.00000
I-A-6     1000.00000    0.00000    5.83333  1000.00000
I-A-7     1000.00000    0.00000    5.83333  1000.00000
I-A-8     1000.00000    0.00000    5.83334  1000.00000
I-A-9     1000.00000    0.00000    2.44275   989.42995
I-A-10    1000.00000   10.57005    5.05725   989.42995
I-A-11    1000.00000    0.00000    0.00000  1007.50000
I-A-12    1000.00000   10.13298N/A           989.86702
II-A-1    1000.00000   37.48939    5.07392   962.51061
II-A-2    1000.00000    0.00000    2.00942   962.51061
II-A-3    1000.00000    0.00000    0.00000  1007.08333
II-A-4    1000.00000   35.28609N/A           964.71391
II-A-5    1000.00000   35.28609    7.08333   964.71391
III-A-1   1000.00000   46.83024    6.25000   953.16976
III-A-2   1000.00000    0.00000    6.28333  1000.00000
I-X-1     1000.00000    0.00000    6.04167   987.53457
I-X-2     1000.00000    0.00000    6.04166   999.28929
II-X      1000.00000    0.00000    6.87500   999.42587
III-X     1000.00000    0.00000    6.28332   999.40133
II-P      1000.00000    0.55947N/A           999.44053
III-P     1000.00000    0.72739N/A           999.27261
B-1       1000.00000    0.60920    6.36309   999.39080
B-2       1000.00000    0.60920    6.36309   999.39080
B-3       1000.00000    0.60920    6.36309   999.39080
B-4       1000.00000    0.60919    6.36310   999.39081
B-5       1000.00000    0.60919    6.36308   999.39081
B-6       1000.00000    0.60893    6.36310   999.39107
A-R       1000.00000 1000.00000    5.80000     0.00000

                               SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                               CSFB MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:      Mary Fonti
                    Title:     Trust Officer
                               Bank One

        Dated:       04/30/2001